UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________
FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
  Date of Report (Date of earliest event reported): March 21, 2023
_____________________
LivePerson, Inc.
(Exact Name of Registrant as Specified in its Charter)
_____________________

Delaware	0-30141	13-3861628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

530 7th Ave, Floor M1
New York, New York 10018
(Address of principal executive offices, with zip code)

(212) 609-4200
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)
 _____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LPSN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.     Other Events.

On March 21, 2023, LivePerson, Inc. (“LivePerson” or the “Company”) entered into individual privately negotiated transactions (the “Note Repurchase Agreements”) with certain holders of its 0.750% Convertible Senior Notes due 2024 (the “Notes”), pursuant to which the Company agreed to pay an aggregate of approximately $149.7 million in cash for the repurchase of approximately $157.5 million in aggregate principal amount of the Notes (the “Note Repurchases”).

In connection with the Note Repurchases, the Company expects to unwind a portion of the capped call options associated with the aggregate principal amount of Notes repurchased.

The foregoing description of the Note Repurchase Agreements contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the form thereof, a copy of which is filed as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” regarding LivePerson that are not historical facts. Any such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause actual future events or results to differ materially from such statements, including, but not limited to, prevailing market conditions and the impact of general economic, industry or political conditions in the United States or internationally. The forward-looking statements contained in this Current Report on Form 8-K are also subject to additional risks, uncertainties, and factors, including those more fully described in the “Risk Factors” described in LivePerson’s Annual Report on Form 10-K for the year ended December 31, 2022 which has been filed with the Securities and Exchange Commission (the “SEC”), and in LivePerson’s other filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. LivePerson undertakes no obligation to update any forward-looking statement, whether as a result of changes in underlying factors, new information, future events or otherwise.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits. The following documents are included as exhibits to this report:

99.1**	Form of Note Repurchase Agreement.
104**	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*    Furnished herewith
**    Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEPERSON, INC. (Registrant)

Date:	March 22, 2023	By:	/s/ Monica L. Greenberg
Monica L. Greenberg
Executive Vice President of Public Policy and General Counsel